Provisions (Policies)	12 Months Ended
Jun. 30, 2020
Statement [LineItems]
Significant events

Key judgements and estimates
Judgements
The outcomes of litigation are inherently difficult to predict and significant judgement has been applied in assessing the likely outcome of legal claims and determining which legal claims require recognition of a provision or disclosure of a contingent liability. The facts and circumstances relating to these cases are regularly evaluated in determining whether a provision for any specific claim is required.

Management has determined that a provision can only be recognised for obligations under the Framework Agreement and Samarco Germano dam decommissioning as at 30 June 2020. It is not yet possible to provide a range of possible outcomes or a reliable estimate of potential future exposures to BHP in connection to the contingent liabilities noted below, given their status.

Estimates

The provisions for Samarco dam failure and Samarco Germano dam decommissioning currently reflect the estimated remaining costs to complete Programs under the Framework Agreement and estimated costs to complete the Germano dam decommissioning and require the use of significant judgements, estimates and assumptions. Based on current estimates, it is expected that approximately 75 per cent of remaining costs for Programs under the Framework Agreement will be incurred by December 2021.

While the provisions have been measured based on latest information available, likely changes in facts and circumstances in future reporting periods may lead to revisions to these estimates. However, it is currently not possible to determine what facts and circumstances may change, therefore the possible revisions in future reporting periods cannot be reliably measured.

The key estimates that may have a material impact upon the provisions in the next and future reporting periods include:

•	timing of repealing the fishing ban along the Rio Doce, which is subject to certain regulatory approvals and could impact upon the duration of financial assistance and compensation payments;

•	number of people eligible for financial assistance and compensation, as duration of registration periods and changes to geographical boundaries or eligibility criteria could impact estimated future costs;

•	costs to complete resettlement of the Bento Rodrigues, Gesteira and Paracatu communities.

The provisions may also be affected by factors including but not limited to:

•	resolution of existing and potential legal claims;

•	potential changes in scope of work and funding amounts required under the Framework Agreement including the impact of the decisions of the Interfederative Committee along with further technical analysis, community participation required under the Governance Agreement and rulings made by the 12th Federal Court;

•	the outcome of ongoing negotiations with State and Federal Prosecutors, including review of Fundação Renova’s Programs as provided in the Governance Agreement;

•	actual costs incurred;

•	resolution of uncertainty in respect of the nature and extent of Samarco’s future operations;

•	costs to complete the Germano dam decommissioning;

•	updates to discount and foreign exchange rates.

Given these factors, future actual expenditures may differ from the amounts currently provided and changes to key assumptions and estimates could result in a material impact to the provision in the next and future reporting periods.

Income tax expense

Key judgements and estimates

Income tax classification

Judgements:
The Group’s accounting policy for taxation, including royalty-related taxation, requires management’s judgement as to the types of arrangements considered to be a tax on income in contrast to an operating cost.

Deferred tax

Judgements:
Judgement is required to determine the amount of deferred tax assets that are recognised based on the likely timing and the level of future taxable profits. Judgement is applied in recognising deferred tax liabilities arising from temporary differences in investments. These deferred tax liabilities caused principally by retained earnings held in foreign tax jurisdictions are recognised unless repatriation of retained earnings can be controlled and is not expected to occur in the foreseeable future.

Estimates:
The Group assesses the recoverability of recognised and unrecognised deferred taxes, including losses in Australia, the United States and Canada on a consistent basis, using estimates and assumptions relating to projected earnings and cash flows as applied in the Group impairment process for associated operations.

Uncertain tax matters

Judgements:
Management applies judgements about the application of income tax legislation and its interaction with income tax accounting principles. These judgements are subject to risk and uncertainty, hence there is a possibility that changes in circumstances will alter expectations, which may impact the amount of tax assets and tax liabilities, including deferred tax, recognised on the balance sheet and the amount of other tax losses and temporary differences not yet recognised.

Where the final tax outcomes are different from the amounts that were initially recorded, these differences impact the current and deferred tax provisions in the period in which the determination is made.

Measurement of uncertain tax and royalty matters considers a range of possible outcomes, including assessments received from tax authorities. Where management is of the view that potential liabilities have a low probability of crystallising, or it is not possible to quantify them reliably, they are disclosed as contingent liabilities (refer to note 33 ‘Contingent liabilities’).

Inventories
Key estimates

Accounting for inventory involves the use of estimates, particularly related to the measurement and valuation of inventory on hand within the production process. Critical estimates, including expected metal recoveries and work in progress volumes, are calculated by engineers using available industry, engineering and scientific data. Estimates used are periodically reassessed by the Group taking into account technical analysis and historical performance. Changes in estimates are adjusted for on a prospective basis.

Property, plant and equipment

Key judgements and estimates

Judgements:
Exploration and evaluation expenditure results in certain items of expenditure being capitalised for an area of interest where a judgement is made that it is likely to be recoverable by future exploitation or sale, or where the activities are judged not to have reached a stage that permits a reasonable assessment of the existence of reserves.

Estimates:
Management makes certain estimates and assumptions as to future events and circumstances, in particular when making quantitative assessment of whether an economically viable extraction operation can be established. These estimates and assumptions may change as new information becomes available. If, after having capitalised the expenditure under the policy, new information suggests that recovery of the expenditure is unlikely, the relevant capitalised amount is charged to the income statement.

Key judgements and estimates

Judgements: Development activities commence after project sanctioning by the appropriate level of management. Judgement is applied by management in determining when a project is economically viable.

Estimates:
In determining whether a project is economically viable, management is required to make certain estimates and assumptions as to future events and circumstances, including reserve estimates, existence of an accessible market and forecast prices and cash flows. Estimates and assumptions may change as new information becomes available. If, after having commenced the development activity, new information suggests that a development asset is impaired, the appropriate amount is charged to the income statement.

Key judgements and estimates

Judgements: Judgement is applied by management in determining the components of an ore body.

Estimates:
Estimates are used in the determination of stripping ratios and mineral reserves by component. Changes to estimates related to life-of-component
waste-to-ore
(or mineral contained) strip ratios and the expected ore production from identified components are accounted for prospectively and may affect depreciation rates and asset carrying values.

Key estimates

The determination of useful lives, residual values and depreciation methods involves estimates and assumptions and is reviewed annually. Any changes to useful lives or any other estimates or assumptions may affect prospective depreciation rates and asset carrying values. The table below summarises the principal depreciation methods and rates applied to major asset categories by the Group.

Category	Buildings	Plant and equipment	Mineral rights and petroleum interests	Capitalised exploration, evaluation and development expenditure
Typical depreciation methodology	SL	SL	UoP	UoP

Depreciation rate	25-50 years	3-30 years	Based on the rate of depletion of reserves	Based on the rate of depletion of reserves

Impairment of
non-current
assets
Recognition and measurement
Impairment tests for all assets are performed when there is an indication of impairment, although goodwill is tested at least annually. If the carrying amount of the asset exceeds its recoverable amount, the asset is impaired and an impairment loss is charged to the income statement so as to reduce the carrying amount in the balance sheet to its recoverable amount.
Previously impaired assets (excluding goodwill) are reviewed for possible reversal of previous impairment at each reporting date. Impairment reversal cannot exceed the carrying amount that would have been determined (net of depreciation) had no impairment loss been recognised for the asset or cash generating units (CGUs). There were no reversals of impairment in the current or prior year.
How recoverable amount is calculated
The recoverable amount is the higher of an asset’s fair value less cost of disposal (FVLCD) and its value in use (VIU). For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows.
Valuation methods
Fair value less cost of disposal
FVLCD is an estimate of the amount that a market participant would pay for an asset or CGU, less the cost of disposal. FVLCD for mineral and petroleum assets is generally determined using independent market assumptions to calculate the present value of the estimated future post-tax
cash flows expected to arise from the continued use of the asset, including the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost, and its eventual disposal where a market participant may take a consistent view. Cash flows are discounted using an appropriate post-tax
market discount rate to arrive at a net present value of the asset, which is compared against the asset’s carrying value. FVLCD may also take into consideration other market-based indicators of fair value.
Value in use
VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its present form and its eventual disposal. VIU is determined by applying assumptions specific to the Group’s continued use and cannot take into account future development. These assumptions are different to those used in calculating FVLCD and consequently the VIU calculation is likely to give a different result (usually lower) to a FVLCD calculation.

Key judgements and estimates

Judgements: Assessment of indicators of impairment or impairment reversal and the determination of CGUs for impairment purposes require significant management judgement.

Indicators of impairment may include changes in the Group’s operating and economic assumptions, including those arising from changes in reserves or mine planning, updates to the Group’s commodity supply, demand and price forecasts, or the possible additional impacts from emerging risks such as those related to climate change and the transition to a lower carbon economy and pandemics similar to COVID-19.

Climate change

Impacts related to climate change and the transition to a lower carbon economy may include:

•

 demand for the Group’s commodities decreasing, due to policy, regulatory (including carbon pricing mechanisms), legal, technological, market or societal responses to climate change, resulting in a proportion of a CGU’s reserves becoming incapable of extraction in an economically viable fashion;

• physical impacts related to acute risks resulting from increased severity of extreme weather events, and those related to chronic risks resulting from longer-term changes in climate patterns.

The Group continues to develop its assessment of the potential impacts of climate change and the transition to a lower carbon economy. Where sufficiently developed, the potential financial impacts on the Group of climate change and the transition to a lower carbon economy have been considered in the assessment of indicators of impairment, including:

• the Group’s current assumptions relating to demand for commodities and carbon pricing and their impact on the Group’s long term price forecasts;

• the Group’s operational emissions reduction strategy. For example, transitioning to renewable power supply contracts at the Group’s Escondida and Spence operations.

COVID-19

The macro economic disruptions relating to COVID-19 and mitigating actions enforced by health authorities create uncertainty in the Group’s operating and economic assumptions, including commodity prices, demand and supply volumes, operating costs, and discount rates.

However, given the long-lived nature of the majority of the Group’s assets, COVID-19 did not, in isolation, result in the identification of indicators of impairment for the Group’s asset values at 30 June 2020.

Due to ongoing uncertainty as to the extent and duration of COVID-19 restrictions and the overall impact on economic activity, actual experience may materially differ from internal forecasts and may result in the reassessment of indicators of impairment for the Group’s assets in future reporting periods.

Petroleum

Given the significant petroleum price volatility in CY2020 and the potential impact of climate change on long term petroleum prices, the Group considered a range of long term price assumptions, including oil prices at US$55 a barrel (Brent), when determining that no indicators of impairment existed at 30 June 2020.

Estimates:
In determining the recoverable amount of assets, in the absence of quoted market prices, estimates are made regarding the present value of future post-tax
cash flows. These estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, tax attributes and discount rates. All estimates require significant management judgements and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of assets at each reporting date.

Intangible assets

Key judgements and estimates

Judgements:
Assessment of impairment indicators requires management judgement. If a judgement is made that recovery of previously capitalised intangible mineral lease assets is unlikely, the relevant amount will be charged to the income statement.

Estimates:
Determining the recoverable amount requires management to make certain estimates and assumptions as to future events and circumstances, in particular whether an economically viable extraction operation can be established.

Where indicators of impairment exist for intangible assets, in the absence of quoted market prices, estimates are made regarding the present value of future post-tax
cash flows. These estimates require management judgement and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of assets at each reporting date. The estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, tax attributes and discount rates.

Closure and rehabilitation provisions

Key estimates

The recognition and measurement of closure and rehabilitation provisions requires the use of significant estimates and assumptions, including, but not limited to:

•

  the extent (due to legal or constructive obligations) of potential activities required for the removal of infrastructure and rehabilitation activities (including activities to mitigate the potential physical impact of climate change);

• costs associated with future rehabilitation activities;

• applicable real discount rates;

• the timing of cash flows and ultimate closure of operations.

Rehabilitation activities are generally undertaken at the end of the production life at the individual sites, the estimated timing of which is informed by the Group’s current assumptions relating to demand for commodities and carbon pricing, and their impact on the Group’s long-term price forecasts. Remaining production lives range from 4-91 years with an average for all sites, weighted by current closure provision, of approximately 28 years. The discount rates applied to the Group’s closure and rehabilitation provisions were revised during the year to reflect decreases in market interest rates. The effect of changes to discount rates was an increase of approximatively US$675 million in the closure and rehabilitation provision of which US$90 million in respect of closed sites was recognised in the income statement.

A further 0.5 per cent decrease in the real discount rates applied at 30 June 2020 would result in an increase to the closure and rehabilitation provision of US$772 million, an increase in property, plant and equipment of US$606 million in relation to operating sites and an income statement charge of US$166 million in respect of closed sites. In addition, the change would result in an increase of approximately US$35 million to depreciation expense and a US$16 million reduction in net finance costs for the year ending 30 June 2021.

Given the long-lived nature of the majority of the Group’s assets, closure activities are not expected to occur for a significant period of time. While the closure and rehabilitation provisions reflect management’s best estimates based on current knowledge and information, further studies and detailed analysis of the closure activities for individual assets will be performed as the assets near the end of their operational life and/or detailed closure plans are required to be submitted to relevant regulatory authorities. Such studies and analysis can impact the estimated costs of closure activities. Estimates can also be impacted by the emergence of new restoration techniques, changes in regulatory requirements for rehabilitation, risks relating to climate change and the transition to a lower carbon economy, and experience at other operations. These uncertainties may result in future actual expenditure differing from the amounts currently provided for in the balance sheet.

Leases

Key judgements and estimates

Judgements
: Certain contractual arrangements

not in the form of a lease require the Group to apply significant judgement in evaluating whether the Group controls the right to direct the use of assets and therefore whether the contract contains a lease. Management considers all facts and circumstances in determining whether the Group or the supplier has the rights to direct how, and for what purpose, the underlying assets are used in certain mining contracts and other arrangements, including outsourcing arrangements, shipping arrangements and power purchase agreements. Judgement is used to assess which decision-making rights mostly affect the benefits of use of the assets for each arrangement.

In addition to containing a lease, the Group’s contractual arrangements may include non-lease
components. For example, certain mining services arrangements involve the provision of additional services, including maintenance, drilling activities and the supply of personnel. The Group has elected to separate these non-lease components from the lease components in measuring lease liabilities. Judgement is required to identify the lease and non-lease
components.

Estimates
: Where the Group cannot readily determine the interest rate implicit in the lease, estimation is involved in the determination of the weighted average incremental borrowing rate to measure lease liabilities. The incremental borrowing rate reflects the rates of interest a lessee would have to pay to borrow over a similar term, with similar security, the funds necessary to obtain an asset of similar value to the right-of-use asset in a similar economic environment. Under the Group’s portfolio approach to debt management, the Group does not specifically borrow for asset purchases. Therefore, the incremental borrowing rate is estimated with reference to the Group’s corporate borrowing portfolio, adjusted to reflect the terms and conditions of the lease (including the impact of currency, credit rating of subsidiary entering into the lease and the term of the lease), at the inception of the lease arrangement or the time of lease modification.

The Group estimates stand-alone prices, where such prices are not readily observable, in order to allocate the contractual payments between lease and non-lease
components.

Investments accounted for using the equity method

Key judgements and estimates
Estimates:
An indicator of impairment was identified for the Group’s net investment in Cerrejón at 30 June 2020 as a result of reductions in the Group’s forecast prices for Colombian thermal coal and the reduced production volumes in Cerrejón’s latest mine plan. Accordingly the Group assessed the recoverable amount of Cerrejón in line with the impairment of non-current
assets principles (including key judgements and estimates) detailed in note 11 ‘Property, Plant and Equipment’. The recoverable amount was assessed using the FVLCD methodology including a market participant’s perspective of the net present value of future post-tax
cash flows and other market-based indicators of fair value. The Cerrejón carrying amount of US$776 million is supported by the recoverable amount determination and as such, no impairment has been recognised.
The recoverable amount assessment is most susceptible to assumptions regarding the long term forecasts of Colombian thermal coal prices and discount rates:

•
Colombian thermal coal prices: At 30 June 2020 the price assumptions used in determining the recoverable amount considered the Group’s latest internal price forecasts, taking into account expected demand and supply for Colombian thermal coal, and price forecasts available from external sources (including consensus pricing). The short to long term range of prices used in the valuations were consistent with those published by market commentators of approximately US$45 to US$65 per tonne;

•
Discount rate: the discount rate is derived using the weighted average cost of capital methodology adjusted for any risks that are not reflected in the underlying cash flows, including where appropriate a country risk premium. A real post-tax
discount rate of 9.5 per cent was applied to
post-tax
cash flows.

Changes in circumstances may affect the assumptions used to determine recoverable amount at future reporting dates.